Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	July 1,	July 2,
	2006	2005
(in thousands)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$390,845	$400,307
Retail	$83,235	$76,085
Total Prepared Foods	$474,080	$476,392

Fresh Chicken:
Foodservice	$345,131	$388,261
Retail	$122,912	$154,399
Total Fresh Chicken	$468,043	$542,659
Export and Other
Export:
Prepared Foods	$16,314	$15,101
Chicken	$58,457	$81,197
Total Export (a)	$74,772	$96,298
Other Chicken By Products	$3,024	$7,746
Total Export and Other	$77,795	$104,044
Total U.S. Chicken	$1,019,918	$1,123,095

Mexico:	$106,996	$114,377
Total Chicken Sales	$1,126,915	$1,237,472

Total Prepared Foods	490,394	491,492

Turkey Sales:
Prepared Foods:
Foodservice	$823	$10,649
Retail	$187	$9,744
Total Prepared Foods	$1,011	$20,393

Fresh Turkey:
Foodservice	$1,559	$1,679
Retail	$11,988	$13,448
Total Fresh Turkey	$13,547	$15,127
Export and Other
Export:
Prepared Foods	$26	$245
Turkey	$995	$1,167
Total Export (a)	$1,021	$1,412
Other Turkey By Products	$174	$605
Total Export and Other	$1,194	$2,017
Total Turkey Sales	$15,752	$37,538

Total Prepared Foods	$1,037	$20,638

Sale of Other Products
U.S.	$137,997	$159,286
Mexico	$6,982	$5,743
Total Other Products	$144,979	$165,029
Total Net Sales	$1,287,646	$1,440,039

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	07/01/06	07/02/05
(in thousands except per share data)
Income Statement Data:
Net sales	$1,287,646	$1,440,039
Non-recurring recoveries	-	-
Turkey restructuring and related charges		-
Gross margin	42,695	219,221
Selling, general and administrative expenses	69,433	83,227
Operating income (loss)	(26,737)	135,993
Interest expense, net	11,468	12,322
Miscellaneous, net	(231)	88
Income (loss) before income taxes and extraordinary charge	(37,974)	123,677
Income tax expense (benefit)	(17,501)	38,324
Income (loss) before extraordinary charge	(20,473)	85,353
Extraordinary charge - net of tax	-	-
Net income (loss)	$(20,473)	$85,353

Per Common Share Data: (b)
Income (loss) before extraordinary charge	$(0.31)	$1.28
Extraordinary charge - early repayment of debt	-	-
Net Income (loss)	$(0.31)	$1.28
Cash dividends	$0.023	$0.015
Book value	$16.83	$16.69

Balance Sheet Summary:
Working capital	$438,856	$568,947
Total assets	$2,335,571	$2,402,850
Notes payable and current maturities of long-term debt	$7,768	$8,552
Long-term debt, less current maturities	$484,970	$521,087
Total debt	$492,738	$529,639
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,124,861	$1,110,628

Cash Flow Summary:
Operating cash flow	$8,558	$190,088
Depreciation & amortization (c)	$34,960	$30,421
Capital expenditures	$26,794	$37,994
Business acquisitions	$-	$-
Financing activities, net	$(3,875)	$(3,264)

Cashflow Ratios:
EBITDA (d)	$7,977	$165,830
EBITDA (last four qtrs.)	$239,068	$578,571

Key Indicators (as a percentage of net sales):
Gross margin	3.3%	15.2%
Selling, general and adminsitrative expenses	5.4%	5.8%
Opertaing income (loss)	-2.1%	9.4%
Interest expense, net	0.9%	0.9%
Net income (loss)	-1.6%	5.9%

(a) Includes amortization of capitalized financing costs of approximately	477	590

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$(20,473)	$85,353
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	(17,501)	38,324
Interest expense, net	11,468	12,322
Depreciation and amortization	34,960	30,421
Minus:
Amortization of capitalized financing costs	477	590
EBITDA	$7,977	$165,830

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)	7/1/2006	7/2/2005
Net Sales to Customers:
Chicken:
United States	$1,019,918	$1,123,096
Mexico	106,996	114,377
Sub-total	1,126,914	1,237,473
Turkey	15,753	37,538
Other Products:
United States	137,997	159,285
Mexico	6,982	5,743
Sub-total	144,979	165,028
Total	$1,287,646	$1,440,039

Operating Income:
Chicken:
United States	$(20,158)	$121,214
Mexico	(4,951)	17,823
Sub-total	(25,109)	139,037
Turkey	(3,598)	(6,354)
Other Products:
United States	1,597	2,215
Mexico	373	1,095
Sub-total	1,970	3,310
Non-recurring recoveries	-	-
Total	$(26,737)	$135,993

Depreciation and Amortization: (c)
Chicken:
United States	$29,400	$25,174
Mexico	2,752	2,996
Sub-total	32,152	28,170
Other Products:	705	846
United States
Mexico	2,060	1,352
Sub-total	43	53
Turkey	2,103	1,405
Total	$34,960	$30,421

Total Assets:
Chicken:
United States	$1,874,282	$1,989,804
Mexico	286,890	231,497
Sub-total	2,161,172	2,221,301
Turkey	76,978	92,332
Other Products:
United States	87,778	86,841
Mexico	2,211	2,376
Sub-total	89,989	89,217
Total	$2,328,139	$2,402,850

Capital Expenditures:
Chicken:
United States	$23,345	$34,192
Mexico	$1,652	1,494
Sub-total	24,997	35,686
Turkey	$81	547
Other Products:
United States	1,683	1,726
Mexico	33	35
Sub-total	1,716	1,761
Total	$26,794	$37,994

(a) Includes amortization of capitalized financing costs of approximately	$477	$590

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	07/01/06	07/02/05
U.S. Chicken

U.S. Chicken Sales (000's)	$1,019,918	$1,123,096
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.6965	$0.7761
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.7695	$0.8674

U.S. Chicken Net Pounds Produced (000's)	1,464,301	1,447,179
U.S. Chicken Pounds Sold (000's)	1,325,452	1,294,820

U.S. Chicken Operating Income (000's) (e)	(20,158)	121,214
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-1.98%	10.79%

Turkey

U.S. Turkey Sales (000's)	15,753	37,538
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.4312	$1.0338
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7399	$0.9231

U.S. Turkey Operating Income (000's)	(3,598)	(6,354)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-22.84%	-16.93%

U.S. Turkey Net Pounds Produced (000's)	36,533	36,309
U.S. Turkey Pounds Sold (000's)	21,291	40,665

U.S. Other

U.S. Other Sales (000's)	137,997	159,285

U.S. Other Operating Income (e)	1,597	2,215
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	1.16%	1.4%

U.S. Summary

U.S. Sales (000's)	1,173,668	1,319,919
U.S. Cost of Sales (000's)	1,133,606	1,128,094
U.S. Gross Margin (000's)	40,062	191,825
U.S. Gross Margin as a percent of U.S. Sales	3.41%	14.53%

U.S. Selling, General and Administrative Expenses (000's)	62,221	75,587
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.30%	5.73%

Restructuring and Related Charges - Turkey	-	(837)
Insurance Proceeds - Turkey	-	-
Vitamin Settlements (000's)	-	-

U.S. Operating Income (000's)	(22,159)	117,075
U.S. Operating Income as a percent of U.S. Sales	-1.89%	8.87%

Mexico Chicken

Mexico Chicken Sales (000's)	106,996	114,377
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6340	$0.6925
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.6022	$0.6925

Mexico Net Pounds Produced (000's)	168,767	165,156
Mexico Net Pounds Sold (000's)	177,661	165,156

Mexico Other

Mexico Other Sales (000's)	6,982	5,743

Mexico Summary

Mexico Sales (000's)	113,978	120,120
Mexico Cost of Sales (000's)	111,344	93,562
Mexico Gross Margin (000's)	2,634	26,558
Mexico Gross Margin as a percent of Mexico Sales	2.3%	22.1%

Mexico Selling, General and Administrative Expenses (000's)	7,212	7,640
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	6.3%	6.4%

Mexico Operating Income (000's)	(4,578)	18,918
Mexico Operating Income as a percent of Mexico Sales	-4.0%	15.7%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,126,914	1,237,473
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6901	$0.7675
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7497	$0.8476

Chicken Net Pounds Produced from all Divisions (000's)	1,633,068	1,612,335
Chicken Pounds Sold from all Divisions (000's)	1,503,113	1,459,976

Turkey Operations:
U.S. Turkey Sales (000's)	15,753	37,538
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.4312	$1.0338
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7399	$0.9231

U.S. Turkey Net Pounds Produced (000's)	36,533	36,309
U.S. Turkey Pounds Sold (000's)	21,291	40,665

Other Operations:
Other Sales (000's)	144,979	165,028

Totals All Operations:
Total Net Sales (000's)	1,287,646	1,440,039
Total Cost of Sales (000's)	1,244,950	1,221,656
Gross Margin from all operations (000's)	42,696	218,383
Gross Margin from all operations as a percent of Total Net Sales	3.32%	15.17%

Total Selling, General and Administrative Expenses (000's)	69,433	83,227
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.39%	5.78%

Restructuring and Related Charges - Turkey	-	(837)
Insurance Proceeds - Turkey	-	-

Operating Income from all operations (000's)	(26,737)	135,993
Operating Income from all operations as a percent of Total Net Sales	-2.08%	9.44%

Avian Influenza Reimbursement (000's)	-	-
Vitamin Settlements (000's)	-	-
Total Adjustments (000'S)	-	-

Consolidated Adjusted Operating Income (000's)	(26,737)	135,993
Consolidated Adjusted Operating Income as a percent of Total Net Sales	-2.08%	9.44%